Exhibit 99.3

Investor Presentation October 22, 2013 Heritage Oaks Acquisition of Mission Community Combining to create the largest community bank headquartered on the Central Coast of California Substantial cost savings, improved market share, double digit earnings accretion

This presentation contains certain forward-looking statements about Heritage Oaks Bancorp (“Heritage Oaks”), Mission Community Bancorp (“Mission Community”), and the combined company assuming the close of the transaction, which forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they are based on the beliefs and assumptions of management and the information available to management at the time that this presentation was prepared and discuss the future expectations or state other “forward-looking” information about Heritage Oaks, Mission Community and the combined company. Such statements involve certain risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Heritage Oaks, Mission Community and the combined company. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made and neither Heritage Oaks nor Mission Community assume any duty to update such statements, except to the extent required by applicable law or regulation. Heritage Oaks and Mission Community caution readers that a number of factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Heritage Oaks and Mission Community with the U.S. Securities and Exchange Commission, risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values causing an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the stockholders of Heritage Oaks and Mission Community, or any future transaction, successfully integrating such acquired entities, or achieving expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; diversion of management’s attention from ongoing business operations and opportunities; the effect of the announcement of the merger on Heritage Oaks’, Mission Community’s or the combined company’s respective customer relationships and operating results; the challenges of integrating and retaining key employees; the possibility that a change in the interest rate environment may reduce net interest margins; asset/liability re-pricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; the threat and impact of cyber attacks on our and our third party vendors information technology infrastructure; and environmental conditions, including natural disasters such as earthquakes, landslides and wildfires, may disrupt business, impede operations, or negatively impact the values of collateral securing loans. 2 Forward Looking Statements

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or solicitation of any vote or approval. In connection with the proposed transaction, Heritage Oaks intends to file with the U.S. Securities and Exchange Commission a registration statement on Form S-4, which will include a joint proxy statement/prospectus with respect to the proposed acquisition of Mission Community. The final joint proxy statement/prospectus will be mailed to the shareholders of Heritage Oaks and Mission Community in advance of a vote of shareholders regarding the proposed merger. INVESTORS AND SECURITY HOLDERS OF HERITAGE OAKS AND MISSION COMMUNITY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING HERITAGE OAKS, MISSION COMMUNITY AND THE PROPOSED MERGER. INVESTORS WILL BE ABLE TO OBTAIN A FREE COPY OF THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT HERITAGE OAKS AND MISSION COMMUNITY (INCLUDING BUT NOT LIMITED TO THEIR ANNUAL REPORTS ON FORM 10-K, THEIR PROXY STATEMENTS, THEIR CURRENT REPORTS ON FORM 8-K AND THEIR QUARTERLY REPORTS ON FORM 10-Q), WITHOUT CHARGE, AT THE U.S. SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV/. INVESTORS MAY ALSO OBTAIN THESE DOCUMENTS, WITHOUT CHARGE, FROM HERITAGE OAKS’ WEBSITE AT HTTP://WWW.HERITAGEOAKSBANCORP.COM OR BY CONTACTING HERITAGE OAKS’ INVESTOR RELATIONS DEPARTMENT AT 805.369.5107 OR FROM MISSION COMMUNITY’S WEBSITE AT HTTPS://WWW.MISSIONCOMMUNITYBANK.COM OR BY CONTACTING MISSION COMMUNITY’S INVESTOR RELATIONS DEPARTMENT AT 805.269.2034. By including the foregoing website addresses, neither Heritage Oaks nor Mission Community intends to and shall not be deemed to incorporate by reference herein any material contained therein. 3 Important Information for Investors and Shareholders

Heritage Oaks and Mission Community and each of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF HERITAGE OAKS AND THEIR OWNERSHIP OF HERITAGE OAKS COMMON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR HERITAGE OAKS’ 2013 ANNUAL MEETING OF SHAREHOLDERS AS PREVIOUSLY FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF MISSION COMMUNITY AND THEIR OWNERSHIP OF MISSION COMMUNITY COMMON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR MISSION COMMUNITY’S 2013 ANNUAL MEETING OF SHAREHOLDERS AS PREVIOUSLY FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS IN THE PROPOSED TRANSACTION WILL BE INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE. 4 Participants in a Solicitation

Transaction Strategy

Compelling Strategic Rationale

- Significantly increases market share along the Central Coast of California
- Creates community bank with $1.5B in assets, $1.3B in deposits, and $1.0B in loans
- Combines complementary, community-focused business banks with solid low-cost core deposit bases
- Offers opportunity to consolidate branches and improve efficiencies with larger scale

Low Risk Acquisition with High Return

- Identical operating markets and familiar customer bases
- Stable credit profile at both banks after resolving issues that arose through economic downturn
- Heritage Oaks has brought in strong management team with extensive experience in acquisitions and integration
- 5 MISN branches and 1 LPO are within 1.5 miles of HEOP branches providing for significant cost savings with target of 50% reduction of Mission's core noninterest expenses and 17% of combined core noninterest expense

Financially Compelling

- ~ 20%+ EPS accretion in 2015 after consolidation and integration
- Tangible book value earn-back within ~ 2.75 years after initial TBV[1] dilution at close of 5.7%
- ~ 20%+ expected internal rate of return (IRR)
- Pro forma ROATCE of ~12% after 100% of synergies achieved

Note: (1) TBV has been calculated on an "as converted" basis for the outstanding Series C preferred shares for Heritage Oaks on both a stand-alone and pro forma basis.

HERITAGE OAKS BANK

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Transaction Summary 6 Consideration Transaction Value Ownership Board Representation Due Diligence Management . Aggregate cash consideration of $8.0 million including consideration for options and warrants . Aggregate fixed HEOP shares of 7,541,353 . 86% Stock / 14% Cash . $56.4 million as of October 18, 2013 . ~77% HEOP / 23% MISN . Carpenter Group 18%, Patriot Financial Partners 11%, Other Institutional Investors 41% . 11 HEOP (including Chair) / 2 MISN board members for a total of 13 . Michael Morris, Chairman . Completed, including extensive loan review and DTA/NOL preservation planning . Simone Lagomarsino, President & Chief Executive Officer . Mark Olson, Chief Financial Officer . Executive team of Heritage Oaks to remain . Managers and staff to be from both banks Closing . Expected to close in Q1–14 subject to regulatory and shareholder approvals Headquarters . San Luis Obispo County, California

Prudent Pricing Delivers Financially Compelling Returns 7 Adjusted Pricing Metrics¹ Stated Pricing Metrics . Reversal of $7.04 DTA valuation allowance enhances tangible book value and significantly reduces the adjusted P/TBV multiple Our Deal: Comparable Deals: Nationwide P / TBV 164% P / TBV 142% P / BV 152% P / BV 134% Core Deposit Premium 6.94% Core Deposit Premium 5.49% Our Deal: Comparable Deals: Nationwide P / TBV 136% P / TBV 142% P / BV 128% P / BV 134% Core Deposit Premium 4.71% Core Deposit Premium 5.49% Note: (1) For purposes of this calculation, stated Book Value and Tangible Book Value at 6/30/2013 are increased by the $7.04 million DTA valuation reversal

Fair Value Marks & Transaction Costs

Credit Mark

- Estimated gross mark of ~$14.6 million, or 5.6% of gross loans ($11.8 million credit mark and $2.8 million interest mark). Credit mark net of MISN's ALLL and credit mark from prior acquisitions is $1.2 million higher, or 0.4% of gross loans
  - Extensive Credit review covering 253 loans, or $167 million, and 64% of outstanding loan balance
  - Reviewed credit files, underwriting process and standards, credit policy, and credit administrative processes

Other Asset Marks

- Reviewed DTA (and associated NOL's) of MISN and will recapture the valuation allowance as a fair value mark as part of the transaction and the DTA/NOLs will be utilizable by the pro forma company
  - Anticipated DTA fair value mark recapture of ~ $7.0 million
  - Helps offset TBV dilution immediately
- Real estate mark-up of ~$1.0 million

Core Deposit Intangible

- Core Deposit Intangible of ~$5.36 million, representing ~ 1.9% of MISN's core deposits

Liabilities Marks

- Certificate of Deposit mark of ~$0.08 million and FHLB mark of ~$0.06 million
- TRUPs mark down of ~$3.7 million, or ~$1.1 million incremental from prior acquisition at MISN

Transaction Costs

- ~ $9.6 million pre-tax in transaction and restructuring costs

HERITAGE OAKS BANK

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. Estimated Cost Savings of $9.0 million - ~50% of MISN’s core non-interest expense base - ~17% of combined company core non-interest expenses - 40% realization of cost savings in 2014 - 100% realization of cost savings in 2015 . Significant branch consolidation opportunities due to significant branch office overlap - 5 MISN branches and 1 LPO are within 1.5 miles of HEOP branches or LPOs . While not included in merger economics, there are significant opportunities for revenue enhancements from: - Increased cross selling of broader product portfolio to both MISN and HEOP customers - Increased lending limits - Redeployment of MISN’s excess liquidity - Increased scale in the California Central Coast market Cost Savings & Revenue Enhancements Overview 9 Implied Value of Estimated Cost Savings Estimated Annualized Cost Savings After-tax Benefit at 41% Assumed Multiple for Valuation Implied Value of Est. Cost Savings Value of Cost Savings / Pro Forma Shares Outstanding $9.0 mm _ $5.31 mm 12x __ $63.7 mm _ $1.94

Pro Forma Branch Map and Deposit Market Share



San Ardo
California
Avenal
Tulare Lake Bed
Corcoran
Pixley
California
Delano
Paso Robles
Cambria
Atascadero
Lost Hills
Wasco
Buttonwillow
Oildale
Los Osos
San Luis Obispo
Carrizo Plain National Monument
Buena Vista Lake Bed
Taft
Arroyo Grande
Twitchell Reservoir
Guadalupe
Santa Maria
Cuyama
Vandenberg Air Force Base
California
Lompoc
San Rafael Wilderness
Santa Ynez
California
Los Padres National Forest
Cachuma Lake
Jameson Lake
Goleta
Santa Barbara
Isla Vista
Ventura
101
Santa Cruz Island
• All 5 of MISN's branches and its 1 LPO are within 1.5 miles of a HEOP branch or LPO
Heritage Oaks Bancorp
Mission Community Bancorp

San Luis Obispo, CA

Rank	Institution	# of Branches	Total Deposits in Market ($mm)	Deposit Market Share (%)
1	Rabobank Nederland	16	1,393	26.14
--	Pro Forma	13	943	17.69
2	Wells Fargo & Co.	7	742	13.93
3	Bank of America Corp.	6	661	12.40
4	JPMorgan Chase & Co.	10	617	11.58
5	Heritage Oaks Bancorp	9	586	10.99
6	Mission Community Bancorp	4	357	6.70
7	PacWest Bancorp	5	263	4.93
8	Mitsubishi UFJ Financial Group	4	237	4.45
9	Founders Bancorp	3	138	2.60
10	U.S. Bancorp	6	126	2.37
	Market Total (Others = 4)	***79***	***5,330***	

Santa Barbara, CA

Rank	Institution	# of Branches	Total Deposits in Market ($mm)	Deposit Market Share (%)
1	Mitsubishi UFJ Financial Group	18	2,070	21.08
2	Wells Fargo & Co.	9	1,772	18.05
3	Bank of America Corp.	8	1,144	11.65
4	Rabobank Nederland	17	1,122	11.43
5	Montecito Bancorp	7	880	8.96
6	JPMorgan Chase & Co.	11	707	7.20
--	Pro Forma	4	341	3.47
7	Community West Bancshares	4	319	3.25
8	Heritage Oaks Bancorp	3	301	3.06
9	Northern Trust Corp.	2	242	2.46
10	BNP Paribas SA	2	176	1.79
19	Mission Community Bancorp	1	40	0.40
	Market Total (Others = 9)	***103***	***9,820***	

HERITAGE OAKS BANK

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Franchise Highlights (as of 6/30/2013) 11 (Dollars in Thousands, except per share amounts) Note: (1) Market Capitalization as of 10/18/13 HEOP MISN Pro Forma Assets $1,096,882 $446,956 $1,543,838 Securities $242,279 $156,868 $399,147 Gross Loans $755,025 $250,839 $1,005,864 Deposits $883,329 $397,675 $1,281,004 Core Deposits $763,233 $316,673 $1,079,906 Tangible Common Equity $109,177 $34,452 $143,629 Market Capitalization¹ $162,778 $36,771 $199,549 Branches 12 5 TBD LPOs 2 1 TBD

C&D 4.6% 1-4 Family 9.6% CRE NOO 29.7% CRE OO 27.9% Multifam. 1.8% C&I 13.1% Cons. 1.9% Other 11.3% MMDA & Savings 68.9% CDs 22.4% Transaction Accts 8.7% C&D 4.5% 1-4 Family 11.7% CRE NOO 37.2% CRE OO 18.6% Multifam. 2.5% C&I 14.4% Cons. 0.8% Other 10.1% Loan & Deposit Composition 12 Loans Deposits HEOP MISN Pro Forma HEOP MISN Pro Forma C&D 4.5% 1-4 Family 12.4% CRE NOO 39.7% CRE OO 15.5% Multifam. 2.7% C&I 14.9% Cons. 0.5% Other 9.8% MRQ Yield on Loans 5.28% MRQ Yield on Loans 5.48% MRQ Yield on Loans 6.06% MRQ Cost of Deposits 0.33% MMDA & Savings 63.8% CDs 26.7% Transaction Accts 9.4% MRQ Cost of Deposits 0.17% MMDA & Savings 67.3% CDs 23.7% Transaction Accts 8.9% MRQ Cost of Deposits 0.28%

Pro Forma Financial Impact 13 Financial Impact Summary1,2 Capital Ratios2 Performance Metrics1,2 2015 EPS accretion IRR TBV dilution at close TBV earn-back period 20%+ > 20% ~5.7% ~2.75 Years TCE / TA Tier 1 Tier 1 RBC Total RBC ROAA ROAE ROATCE NIM Efficiency Ratio HEOP 06/30/13 MISN 06/30/13 Pro Forma at 03/31/14 10.1% 12.6% 15.8% 17.0% 7.8% 9.9% 14.0% 15.3% ~9.5% ~9.6% ~11.8% ~13.0% 1.00% 7.3% 8.9% 4.13% 63.8% 0.53% 6.1% 7.0% 4.15% 89.1% ~1.2% ~10% ~12% ~4.3% ~58% HEOP 06/30/13 MRQA MISN 06/30/13 MRQA Pro Forma for 2015Y Notes: 1Pro Forma results included fully phased-in cost savings. 2TBV has been calculated on an “as converted” basis for the outstanding Series C preferred shares for Heritage Oaks on both a stand-alone and pro forma basis.

Conclusion . Excellent opportunity to further HEOP’s strategic plan by acquiring a substantial in-market competitor on California’s Central Coast, significantly increasing market share . Complementary business models and franchise . Combined company is the largest community bank headquartered on the Central Coast . Significant cost savings identified . Compelling financial returns with relative low risk profile with 20% + earnings accretion in 2015 after deal and restructuring related costs and a ~ ~2.75 year TBV earn back period 14